Exhibit 99(e)

                                POWER OF ATTORNEY

We, the undersigned directors and officers of Connecticut General Life Insurance Company, hereby severally constitute and appoint Jeffrey S. Winer and Mark A. Parsons, and each of them individually, our true and lawful attorneys-in-fact, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statement No. 033-48137 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by either of our attorneys-in-fact to any such Registration Statement.

WITNESS our hands and common seal on this 1st day of April 2004.


Signature                                Title

/s/David M. Cordani                      Sr. Vice President, Chief Financial
------------------                       Officer and Director
David M. Cordani

/s/Richard H. Forde                      Sr. Vice President and Director
-----------------                        (Principal Executive Officer)
Richard H. Forde

/s/John R Perlstein                      Sr. Vice President and Director
-----------------                        (Chief Counsel)
John R. Perlstein

/s/W. Allen Schaffer, M.D.               Sr. Vice President and Director
------------------------
W. Allen Schaffer, M.D.

/s/Scott A. Storrer                      Sr. Vice President and Director
-----------------
Scott A. Storrer

/s/Jean H. Walker                        Sr. Vice President and Director
----------------
Jean H. Walker

/s/Harold W. Albert                      Director
-----------------
Harold W. Albert

/s/Bach Mai T. Thai                      Vice President and Treasurer
-----------------
Bach Mai T. Tha

/s/James Yablecki                        Asst. Vice President and Actuary
----------------                         (Principal Financial Officer)
James Yablecki

/s/Franklin C. Barlow                    Assistant Vice President
-------------------                      (Principal Accounting Officer)
Franklin C. Barlow